================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 21, 2005
                                                          --------------

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


       Delaware                     333-121605                 13-3416059
--------------------------------------------------------------------------------
    (State or other                 (Commission               (IRS Employer
    jurisdiction of                 File Number)            Identification No.)
    incorporation)


                   250 Vesey Street
          4 World Financial Center 28th Floor                    10080
                   New York, New York
--------------------------------------------------------------------------------
        (Address of principal executive offices)                Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357


                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01. Other Events.

      Filing of Legality Opinion

      Attached as Exhibit 99.28 is the opinion of Dechert LLP with respect to legality of the Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2005-HE1.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

Item 601(a)
of Regulation S-K
Exhibit No.                                 Description
-----------                                 -----------
(99.28)                                     Legal Opinion

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                  By:      /s/ Matthew Whalen
                                           ------------------
                                  Name:    Matthew Whalen
                                  Title:   President

Date: April 21, 2005

                                  EXHIBIT INDEX

Exhibit No.                  Description                           Page No.
-----------                  -----------                           --------

99.28                        Legal Opinion                         5